As filed with the Securities and Exchange Commission on November 24, 1999

Securities Act File No. 2-77068
Investment Company Act File No. 811-3450

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 21
☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒

Amendment No. 23
☒
(Check appropriate box or boxes)

Merrill Lynch Phoenix Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (609) 282-2800

Terry K. Glenn
Merrill Lynch Phoenix Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund BROWN & WOOD LLP One World Trade Center New York, New York 10048-0557 Attention: Thomas R. Smith, Jr., Esq. Frank P. Bruno, Esq.	Michael J. Hennewinkel, Esq. MERRILL LYNCH ASSET MANAGEMENT P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)
☒ on (November 26, 1999) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:     Common Stock, par value $.10 per share.

P r o s p e c t u s

[LOGO OF MERRILL LYNCH]

Merrill Lynch Phoenix Fund, Inc.

November 26, 1999

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
[LOGO] Table of Contents

MERRILL LYNCH PHOENIX FUND, INC.

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Equity Securities —  common stock or securities whose price is linked to the value of common stock.

Fixed Income Security —  security that pays a fixed rate of interest or a fixed dividend.

Debt Securities —  securities representing an obligation to pay specified amounts at specified times such as bonds.

Current Income —  income from interest or dividends.

Investment Grade —  any of the four highest debt obligation ratings by recognized rating agencies, including Moody’s Investors Service, Inc. or Standard & Poor’s.

Junk Bonds —  fixed income securities rated below investment grade by recognized rating agencies, including Moody’s Investors Service, Inc. and Standard & Poor’s, or unrated securities of comparable quality.

[LOGO] Key Facts

MERRILL LYNCH PHOENIX FUND AT A GLANCE

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long-term growth of capital by investing in a diversified portfolio of equity and fixed income securities, including municipal securities, of issuers in a weakened financial condition or experiencing poor operating results that, in the opinion of Fund management, are undervalued relative to its assessment of the current or prospective condition of the issuer.

What are the Fund’s main investment strategies?

The Fund tries to achieve its objective by investing in a portfolio of equity and debt securities of companies and institutions experiencing a variety of financial or earnings problems including insufficient capital, negative net worth, severely depressed earnings or special competitive or product obsolescence problems. The Fund also buys debt securities of states, municipalities, local governments and their agencies and authorities whose interest is exempt from Federal income taxes and whose prices are depressed for a variety of financial or political reasons. Although the Fund may receive tax-exempt income on these securities, it is not expected that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment by shareholders.

The Fund’s Investment Adviser invests in those securities of any maturity or quality that it believes are undervalued relative to its assessment of the current or future condition of the issuer. In other words, the Fund tries to choose investments in troubled issuers that will increase in value over time. This investment strategy is based on the belief that prices of securities of troubled issuers are often depressed to a greater extent than is warranted by the actual condition of the issuer, and that, while investment in these securities involves a high degree of risk, it also offers the opportunity for significant capital gains. Current income is not necessarily a factor in the selection of investments. We cannot guarantee that the Fund will achieve its objective.

The Fund may invest in high yield fixed income securities that are rated below investment grade, commonly called “junk bonds”. These securities are particularly vulnerable to adverse changes in the issuer’s industry and in general economic conditions. Further, they frequently are junior obligations of the issuers that will be satisfied in default or bankruptcy proceedings only after claims of more senior security holders. To minimize these risks, the Investment Adviser diversifies its investment in these securities among many issuers. There is no guarantee, however, that diversification will protect the Fund from widespread defaults in an economic downturn.

MERRILL LYNCH PHOENIX FUND, INC.

[LOGO] Key Facts

Volatility — the amount and frequency of changes to a security’s value.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

While there are no restrictions limiting investment in foreign securities, it is anticipated that the Fund will not invest more than 25% of its total assets in the equity and fixed income securities of foreign issuers.

What are the main risks of investing in the Fund?

Investment in securities of troubled issuers is speculative and involves a high degree of risk. Among the risks involved is the fact that frequently it may be difficult to obtain information as to the condition of such issuers. The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected. Additionally, it may take a number of years for the market price of such securities to reflect their intrinsic value.

You should purchase shares of the Fund for diversification and not as a balanced investment program. Whether shares of the Fund are appropriate for you depends upon, among other things, your investment objectives and whether you can accept the risk of investing in speculative securities, including the risk of loss of principal.

As with any mutual fund, the value of the Fund’s investments, and therefore the value of Fund shares, may go up or down. These changes may occur because a particular stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. Changes in the value of Fund shares may also occur because prices of the debt securities held by the Fund generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term debt securities generally change more in response to interest rate changes than prices of shorter term debt securities. The price of the debt securities may also change because of credit risk, which is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation and is greater for issuers with financial or earnings problems. Securities issued by issuers with financial and earnings problems and junk bonds may be volatile and subject to greater liquidity, credit and other types of risk. If the value of the Fund’s investments goes down, you may lose money.

The Fund may invest its assets in non-U.S. securities. Foreign investing involves special risks, including foreign currency risks and the possibility of substantial volatility due to adverse political, economic or other developments.

MERRILL LYNCH PHOENIX FUND, INC.

Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

Who should invest?

The Fund may be an appropriate investment for you if you:

•	Are investing with long-term goals, such as retirement or funding a child’s education

•	Want a professionally managed and diversified portfolio

•	Are willing to accept the high degree of risk of investing in issuers with financial or earnings problems, including the risk of a loss of principal, in order to seek long-term growth of capital

•	Are not looking for a significant amount of current income

MERRILL LYNCH PHOENIX FUND, INC.

[LOGO] Key Facts

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund ’s performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

                                  [BAR CHART]

 1989    1990    1991    1992    1993    1994    1995    1996    1997   1998
------  ------- ------  ------  ------  ------  ------  ------  ------  -----
12.78%  -21.54% 35.66%  25.37%  28.23%  -7.40%  20.68%  14.49%  18.63%  3.72%

During the ten-year period shown in the bar chart, the highest return for a quarter was 32.75% (quarter ended March 31, 1991) and the lowest return for a quarter was
-19.07% (quarter ended September 30, 1998). The Fund’s year-to-date return as of September 30, 1999 was 23.41%.

Average Annual Total Returns (as of the calendar year ended December 31, 1998)	Past One Year	Past Five Years	Past Ten Years/ Since Inception

Merrill Lynch Phoenix Fund* — A	-0.78%	9.43%	12.29%
S&P 500 Index**	28.58%	24.05%	19.20%

Merrill Lynch Phoenix Fund* — B	0.20%	9.50%	11.75%†
S&P 500 Index**	28.58%	24.05%	19.20%

Merrill Lynch Phoenix Fund* — C	2.74%	N/A	11.42%††
S&P 500 Index**	28.58%	N/A	28.70%†††

Merrill Lynch Phoenix Fund* — D	-0.94%	N/A	10.88%††
S&P 500 Index**	28.58%	N/A	28.70%†††

*	Includes sales charge.
**	The S&P 500 ® is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Past performance is not predictive of future performance.
†	This performance does not reflect the effect of conversion of Class B shares to Class D shares after approximately eight years.
† †	Inception date is October 21, 1994.
†† †	Since October 21, 1994.

MERRILL LYNCH PHOENIX FUND, INC.

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Consultants, advertising and promotion.

Service (Account Maintenance) Fees —  fees used to compensate securities dealers for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment) (a):	Class A	Class B(b)	Class C	Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%(c)	None	None	5.25%(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	4.0%(c)	1.0%(c)	None(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee(e)	0.99%	0.99%	0.99%	0.99%

Distribution and/or Service (12b-1) Fees(f)	None	1.00%	1.00%	0.25%

Other Expenses (including transfer agency fees)(g)	0.28%	0.31%	0.32%	0.28%

Total Annual Fund Operating Expenses	1.27%	2.30%	2.31%	1.52%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b)	Class B shares automatically convert to Class D shares about eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)
The Fund pays the Investment Adviser a fee at the annual rate of 1.0% of the average daily net assets of the Fund. However, the Investment Adviser has voluntarily agreed to waive a portion of its advisory fee so that such fee is equal to 1.0% of the average daily net assets of the Fund not exceeding $500 million; 0.95% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.90% of average daily net assets in excess of $1 billion. For the fiscal year ended July 31, 1999, the Investment Adviser received a fee equal to 0.99% of the Fund ’s average daily net assets.

(f)
The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

MERRILL LYNCH PHOENIX FUND, INC.

7-

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(footnotes continued from previous page)

(g)
The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent’s out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended July 31, 1999, the Fund paid the Transfer Agent fees totaling $1,022,505. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended July 31, 1999, the Fund reimbursed the Investment Adviser $103,786 for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:
	1 Year	3 Years	5 Years	10 Years

Class A	$648	$907	$1,185	$1,978

Class B	$633	$918	$1,230	$2,448	*

Class C	$334	$721	$1,235	$2,646

Class D	$672	$980	$1,310	$2,242

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
	1 Year	3 Years	5 Years	10 Years

Class A	$648	$907	$1,185	$1,978

Class B	$233	$718	$1,230	$2,448	*

Class C	$234	$721	$1,235	$2,646

Class D	$672	$980	$1,310	$2,242

*	Assumes conversion to Class D shares approximately eight years after purchase. See note (b) to the Fees and Expenses table above.

MERRILL LYNCH PHOENIX FUND, INC.

[LOGO] Details About the Fund

ABOUT THE
PORTFOLIO MANAGER

Robert J. Martorelli is a Senior Vice President and the portfolio manager of the Fund. Mr. Martorelli has been a First Vice President of Merrill Lynch Asset Management since 1997 and was Vice President from 1987 to 1997.

ABOUT THE INVESTMENT ADVISER

The Fund is managed by Fund Asset Management.

HOW THE FUND INVESTS

The Fund’s main objective is long-term growth of capital. The Fund tries to achieve its goal by investing in a diversified portfolio consisting of equity and fixed income securities of companies and institutions with financial or earnings problems. There are no restrictions on the portion of the Fund’s assets to be allocated to these two types of securities. In seeking to achieve the Fund’s objective, Fund management selects companies or institutions with financial or earnings problems. Some of the characteristics of these companies may include:

•	substantial capital needs or negative worth
•	involvement in bankruptcy or reorganization proceedings
•	severely depressed earnings due to periods of unfavorable operating conditions
•	special competition
•	product obsolescence

The Fund may also invest in fixed income securities issued by states, municipalities, local governments and their agencies and authorities whose interest is exempt from Federal income tax. The prices for these securities may be depressed for a variety of financial or political reasons including the financial condition of the issuer and pending litigation or legislation that may affect future revenues of the issuer. Although the Fund may receive tax-exempt income on these securities, it is not expected that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment by shareholders.

The Fund has established no rating criteria for the fixed income securities in which it invests and the fixed income securities in which it invests may not be rated at all for creditworthiness. A considerable portion of these securities may be rated Caa or lower by Moody’s Investors Service, Inc. or CCC or lower by Standard & Poor’s. These ratings indicate that the payment of principal or interest may be speculative or that there is the imminent possibility or existence of a default.

While there are no restrictions limiting investment in foreign securities, it is anticipated that the Fund will not invest more than 25% of its total assets in the equity and fixed income securities of foreign issuers. The Fund may also invest in debt securities issued or guaranteed by foreign government entities, commonly known as “sovereign debt securities”.

The Fund will normally invest a portion of its assets in short term debt securities and cash or cash equivalents (including repurchase agreements) when Fund management is unable to find attractive equity or long-term debt securities or when Fund management believes it is advisable to reduce exposure to these markets temporarily. Investment in these securities may also be used to meet redemptions. Short term investments may limit the potential for an increase in the value of your shares or for the Fund to achieve its investment objective.

The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell. These securities may include securities for which there is no readily available market. Other possibly illiquid securities in which the Fund may invest are securities that have contractual or legal restrictions on resale, known as “restricted securities”, including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

The Fund may borrow amounts up to 20% of its total assets, taken at market value, only from banks as a temporary measure for extraordinary or emergency purposes such as the settlement of a trade or the redemption of Fund shares.

The Fund may write (i.e., sell) covered call options not exceeding 15% of its total assets, taken at market value. The Fund may also enter into closing transactions with respect to these options. A call option is considered covered when the Fund as writer of the option owns the underlying securities.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its goals or that the Fund’s performance will be positive for any period of time.

Market and Selection Risk — Market risk is the risk that the stock market in one or more countries in which the Fund invests will go down in value, including the possibility that one or more markets will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

MERRILL LYNCH PHOENIX FUND, INC.

Risks of Securities of Issuers with Financial and Economic Problems —Investment in securities of issuers in weak financial condition or experiencing poor operating results involves a high degree of risk of substantial and, at times, even total loss. It may be difficult to obtain information and research about such issuers. These securities may not be widely traded. The market prices of such securities are subject to abrupt and rapid market movements and above average price volatility. The spread between bid and ask prices may be greater than normally expected. It may take a number of years for the prices of these securities to reflect their intrinsic value.

Foreign Market Risk — Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund ’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk — Foreign securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards —Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States —The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

Settlement Risk —  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

European Economic and Monetary Union (“EMU ”) — Certain European countries have entered into EMU in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. EMU established a single common European currency (the “euro”) that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro, and are listed, trade and make dividend payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect the Fund in a number of situations, including as follows:

•
If the transition to the euro, or EMU as a whole, does not proceed as planned, the Fund’s investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility, and other disruptions of the market could occur.

MERRILL LYNCH PHOENIX FUND, INC.

[LOGO] Details About the Fund

•
Withdrawal from EMU by a participating country could also have a negative effect on the Fund’s investments, for example, if securities redenominated in euros are transferred back into that country’s national currency.

Borrowing and Leverage — The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of the Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return.

Securities Lending — The Fund may lend securities to financial institutions that provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.

Risks associated with certain types of securities in which the Fund may invest include:

Writing Covered Call Options — The Fund may write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. In return for the premium income realized from the sale of covered call options, the Fund will give up the opportunity to profit from a price increase in the underlying security above the option exercise price and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction. If an option expires unexercised, the Fund will realize a gain in the amount of the premium. This gain, of course, may be offset by a decline in the market price of the underlying security during the option period. Additionally, the cost of a closing purchase transaction may be greater than the premium received on the original option, in which case the Fund will have incurred a loss in the transaction. Further, there is no assurance that a secondary market will exist for any particular option. The Fund may not write options on underlying securities exceeding 15% of its total assets, taken at market value.

MERRILL LYNCH PHOENIX FUND, INC.

Debt Securities — Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than market price of shorter term securities.

Junk Bonds — Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Call and Redemption Risk — A bond ’s issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Sovereign Debt — The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

MERRILL LYNCH PHOENIX FUND, INC.

[LOGO] Details About the Fund

Illiquid or Restricted Securities —  The Fund may invest up to 15% of its net assets in securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid or restricted securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Restricted securities include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the security.

Rule 144A Securities — The Fund may invest in Rule 144A securities without limitation. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH PHOENIX FUND, INC.

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MERRILL LYNCH SELECT PRICING  SM SYSTEM

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

The Fund has adopted a plan under Rule 12b-1 to pay distribution fees for the sale and distribution of its shares. If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund ’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund’s shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.

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The table below summarizes key features of the Merrill Lynch Select Pricing  SM System.

	Class A	Class B	Class C	Class D

Availability	Limited to certain investors including: • Current Class A shareholders • Certain Retirement Plans • Participants in certain Merrill Lynch- sponsored programs • Certain affiliates of Merrill Lynch.	Generally available through Merrill Lynch. Limited availability through other securities dealers.	Generally available through Merrill Lynch. Limited availability through other securities dealers.	Generally available through Merrill Lynch. Limited availability through other securities dealers.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within four years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee 0.75% Distribution Fee.	0.25% Account Maintenance Fee 0.75% Distribution Fee.	0.25% Account Maintenance Fee No Distribution Fee.

Conversion to Class D shares?	No.	Yes, automatically after approximately eight years.	No.	No.

MERRILL LYNCH PHOENIX FUND, INC.

Right of Accumulation —  permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

Letter of Intent —  permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing SM System funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class A and Class D Shares — Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.

**
If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent

•	Merrill Lynch Blueprint SM Program participants

•	TMA SM Managed Trusts

•	Certain Merrill Lynch investment or central asset accounts

•	Certain employer-sponsored retirement or savings plans

•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

MERRILL LYNCH PHOENIX FUND, INC.

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•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

•	Certain Merrill Lynch fee-based programs

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund’s Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.

MERRILL LYNCH PHOENIX FUND, INC.

Class B Shares

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge*

0 – 1	4.00%

1 – 2	3.00%

2 – 3	2.00%

3 – 4	1.00%

4 and thereafter	0.00%

*
The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 [1] /2 years old

•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts, group plans participating in the Merrill Lynch Blueprint SM Program and certain retirement plan rollovers

•	Redemption in connection with participation in certain Merrill Lynch fee-based programs

•
Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held

•	Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following page summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

MERRILL LYNCH PHOENIX FUND, INC.

If You Want To	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select Pricing table on page 18. Be sure to read this Prospectus carefully.

	Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts except:
• $250 for certain Merrill Lynch fee-based programs
• $100 for retirement plans

(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Consultant or securities dealer submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange
(generally 4:00 p.m Eastern time) will be priced at the net asset value determined that day.

Purchase orders received after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a processing fee to confirm a purchase. This fee is currently $5.35.

Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at
1-800-MER-FUND and request a purchase application. Mail the
completed purchase application to the Transfer Agent at the
address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

Transfer Shares to Another Securities Dealer	Transfer to a participating securities dealer	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch.
Certain shareholder services may not be available for the
transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non- participating securities dealer	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.

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If You Want To	Your Choices	Information Important for You to Know

Sell Your Shares	Have your Merrill Lynch Financial Consultant or securities dealer submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m.
Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Dealers must submit redemption requests to the Fund not more than thirty minutes after the close of business on the
New York Stock Exchange on the day the request was received.

Securities dealers, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the
Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter.
A signature guarantee will generally be required but may be
waived in certain limited circumstances. You can obtain a
signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected a payment for the purchase of
shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

If you hold share certificates, they must be delivered to the Transfer Agent before they can be converted. Check with the Transfer Agent or your Merrill Lynch Financial Consultant for details.

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA®, CBA® or Retirement Account you
can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Consultant for details.

MERRILL LYNCH PHOENIX FUND, INC.

If You Want To	Your Choices	Information Important for You to Know

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	You can exchange your shares of the Fund for shares of many
other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares (and are not eligible to purchase Class A shares), you will exchange into
Class D shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher
schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding period for
calculating a deferred sales charge at redemption. If you exchange
Class A or D shares for money market fund shares, you will receive
Class A shares of Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

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Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES

The Fund will distribute at least annually any net investment income and any net realized long-term capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive dividends in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

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By law, the Fund must withhold 31% of your dividends and proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERRILL LYNCH PHOENIX FUND, INC.

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FUND ASSET MANAGEMENT

Fund Asset Management, the Fund’s Investment Adviser, manages the Fund’s investments and its business operations under the overall supervision of the Fund’s Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives. The Fund pays the Investment Adviser a fee at the annual rate of 1.0% of the average daily net assets of the Fund. However, the Investment Adviser has voluntarily agreed to waive a portion of its advisory fee so that such fee is equal to 1.00% of average daily net assets not exceeding $500 million; 0.95% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.90% of average daily net assets in excess of $1 billion. For the fiscal year ended July 31, 1999, the Investment Adviser received a fee equal to 0.99% of the Fund’s average daily net assets.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management is part of the Merrill Lynch Asset Management Group of ML & Co., which had approximately $518 billion in investment company and other portfolio assets under management as of October 31, 1999. This amount includes assets managed for Merrill Lynch affiliates.

A Note About Year 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the “Year 2000 Problem ”). The Fund could be adversely affected if the computer systems used by Fund management or other Fund service providers do not properly address this problem before January 1, 2000. Fund management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund’s other service providers have told Fund management that they also expect to resolve the Year 2000 Problem, and Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests. This negative impact may be greater for companies in foreign markets, particularly emerging markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund’s returns could be adversely affected.

MERRILL LYNCH PHOENIX FUND, INC.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP , whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

	Class A †					Class B †
Increase (Decrease) in	For the Year Ended July 31,					For the Year Ended July 31,
Net Asset Value:	1999	1998	1997	1996	1995	1999	1998	1997	1996	1995

Per Share Operating Performance:

Net asset value, beginning of year	$ 13.49	$ 15.32	$ 13.37	$ 13.44	$ 13.31	$12.93	$ 14.82	$ 12.99	$ 13.12	$ 13.02

Investment income (loss) — net	.13	.12	.10	.13	.17	.01	(.03)	(.03)	(.01)	.04

Realized and unrealized gain on investments and foreign currency transactions — net	2.11	1.33	3.46	.51	1.47	2.02	1.28	3.35	.50	1.45

Total from investment operations	2.24	1.45	3.56	.64	1.64	2.03	1.25	3.32	.49	1.49

Less dividends and distributions:
Investment income — net	(.13)	(.11)	(.06)	(.13)	(.11)	(.01)	(.01)	—	(.04)	(.02)
Realized gain on investments — net	(1.89)	(3.17)	(1.55)	(.58)	(1.40)	(1.89)	(3.13)	(1.49)	(.58)	(1.37)

Total dividends and distributions	(2.02)	(3.28)	(1.61)	(.71)	(1.51)	(1.90)	(3.14)	(1.49)	(.62)	(1.39)

Net asset value, end of year	$ 13.71	$ 13.49	$ 15.32	$ 13.37	$ 13.44	$13.06	$ 12.93	$ 14.82	$ 12.99	$ 13.12

Total Investment Return:*

Based on net asset value per share	24.15%	10.98%	29.78%	4.78%	13.91%	22.97%	9.84%	28.48%	3.67%	12.83%

Ratios to Average Net Assets:

Expenses	1.27%	1.24%	1.26%	1.24%	1.31%	2.30%	2.26%	2.29%	2.26%	2.34%

Investment income (loss) — net	1.11%	.83%	.77%	.92%	1.40%	.08%	(.18%)	(.26%)	(.11%)	.37%

Supplemental Data:

Net assets, end of year (in thousands)	$ 245,712	$283,005	$301,936	$279,351	$286,258	$199,132	$286,396	$337,022	$381,808	$414,886

Portfolio turnover	80.60%	81.20%	81.46%	87.66%	70.36%	80.60%	81.20%	81.46%	87.66%	70.36%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.

MERRILL LYNCH PHOENIX FUND, INC.

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FINANCIAL HIGHLIGHTS (concluded)

	Class C† †					Class D† †
Increase (Decrease) in	For the Year Ended July 31,				For the Period Oct. 21, 1994† to July 31, 1995	For the Year Ended July 31,				For the Period Oct. 21, 1994† to July 31, 1995
Net Asset Value:	1999	1998	1997	1996		1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of period	$ 12.83	$ 14.72	$ 12.92	$ 13.07	$ 12.31	$ 13.45	$ 15.29	$ 13.35	$ 13.43	$ 12.57

Investment income (loss) — net	.01	(.03)	(.04)	(.02)	.03	.10	.08	.07	.09	.11

Realized and unrealized gain on investments and foreign currency transactions — net	2.00	1.29	3.33	.51	1.21	2.11	1.33	3.45	.51	1.25

Total from investment operations	2.01	1.26	3.29	.49	1.24	2.21	1.41	3.52	.60	1.36

Less dividends and distributions:
Investment income — net	(.01)	(.02)	—	(.06)	(.05)	(.10)	(.09)	(.04)	(.10)	(.07)
Realized gain on investments — net	(1.89)	(3.13)	(1.49)	(.58)	(.43)	(1.89)	(3.16)	(1.54)	(.58)	(.43)

Total dividends and distributions	(1.90)	(3.15)	(1.49)	(.64)	(.48)	(1.99)	(3.25)	(1.58)	(.68)	(.50)

Net asset value, end of period	$ 12.94	$ 12.83	$ 14.72	$ 12.92	$ 13.07	$ 13.67	$ 13.45	$ 15.29	$ 13.35	$ 13.43

Total Investment Return:**

Based on net asset value per share	22.95%	9.90%	28.39%	3.69%	10.99%#	23.87%	10.70%	29.44%	4.50%	11.72%#

Ratios to Average Net Assets:

Expenses	2.31%	2.27%	2.30%	2.27%	2.39%*	1.52%	1.51%	1.52%	1.48%	1.60%*

Investment income (loss) — net	.06%	(.19%)	(.27%)	(.12%)	.34%*	.88%	.59%	.54%	.67%	1.11%*

Supplemental Data:

Net assets, end of period (in thousands)	$ 8,245	$11,316	$14,448	$15,821	$11,775	$84,479	$89,691	$85,409	$48,873	$36,388

Portfolio turnover	80.60%	81.20%	81.46%	87.66%	70.36%	80.60%	81.20%	81.46%	87.66%	70.36%

*	Annualized.

**	Total investment returns exclude the effects of sales charges.

#	Aggregate total investment return.

†	Commencement of operations.

††	Based on average shares outstanding.

MERRILL LYNCH PHOENIX FUND, INC.

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MERRILL LYNCH PHOENIX FUND, INC.

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MERRILL LYNCH PHOENIX FUND, INC.

                                    POTENTIAL
                                    INVESTORS

                        Open an account (two options).
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     MERRILL LYNCH                                     TRANSFER AGENT
  FINANCIAL CONSULTANT                           Financial Data Services, Inc.
  OR SECURITIES DEALER                                 P.O. Box 45289
                                               Jacksonville, Florida 32232-5289
Advises shareholders on
their Fund investments.                           Performs recordkeeping and
         /|\                                          reporting services.
          |                                                        /|\
          |                                                         |
          |                                                         |
          |                        DISTRIBUTOR                      |
          |             Merrill Lynch Funds Distributor,            |
          |___\  a division of Princeton Funds Distributor, Inc. /__|
              /                   P.O. Box 9081                  \
                        Princeton, New Jersey 08543-9081

                     Arranges for the sale of Fund shares.
                                     |
                                     |
       COUNSEL                      \|/
   Brown & Wood LLP               THE FUND                  CUSTODIAN
 One World Trade Center__\ The Board of Directors /____The Chase Manhatten Bank
   New York, New York    /    oversees the Fund.  \   Global Securities Services
      10048-0557                                        4 Chase MetroTech Center
                               /|\            /|\       18th Floor, Brooklyn, New York 11245                               |              |
Provides legal advice           |              |      Holds the Fund's assets
     to the Fund.               |              |         for safekeeping.
                                |              |
                                |              |
                                |              |
       INDEPENDENT AUDITORS______              ______THE INVESTMENT ADVISER
      Deloitte & Touche LLP                                 Fund
        117 Campus Drive                          Asset Management, L.P.
Princeton, New Jersey 08540-6400                  ADMINISTRATIVE OFFICES
                                                   800 Scudders Mill Road
      Audits the financial                       Plainsboro, New Jersey 08536
statements of the Fund on behalf of                   MAILING ADDRESS
        the shareholders.                             P.O. Box 9011
                                               Princeton, New Jersey 08543-9011
                                                      TELEPHONE NUMBER
                                                      1-800-MER-FUND

                                                    Manages the Fund's
                                                   day-to-day activities.

MERRILL LYNCH PHOENIX FUND, INC.

[LOGO] For More Information

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc. P.O. Box 45289 Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund, at the telephone number or address indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file #811-3450

Code #10121-11-99
©Fund Asset Management, L.P.

[LOGO OF PROSPECTUS]
NOVEMBER 26, 1999

[LOGO OF MERRILL LYNCH]

Merrill Lynch Phoenix
Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Phoenix Fund, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

        Merrill Lynch Phoenix Fund, Inc. (the “Fund”) is a diversified open-end investment company seeking long-term growth of capital by investing in a diversified portfolio of equity and fixed income securities, including municipal securities, of issuers in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management ’s assessment of the current or prospective condition of such issuer. The investment policy of the Fund is based upon the belief that the prices of securities of troubled issuers are often depressed to a greater extent than warranted by the condition of the issuer and that, while investment in such securities involves a high degree of risk, such investments offer the opportunity for significant capital gains. Current income is not necessarily a factor in the selection of investments. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund’s investment objectives and policies, see “Investment Objective and Policies.”

        Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares. ”

        This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated November 26, 1999 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission ”) and can be obtained, without charge, by calling (800) MER-FUND or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report or the Prospectus at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

Fund Asset Management — Investment Adviser
Merrill Lynch Funds Distributor — Distributor

The date of this Statement of Additional Information is November 26, 1999.

INVESTMENT OBJECTIVE AND POLICIES

        The investment objective of the Fund is to seek long-term growth of capital by investing in a diversified portfolio of equity and fixed income securities, including municipal securities, of issuers in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management ’s assessment of the current or prospective condition of such issuers. The types of securities in which the Fund invests require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by the Investment Adviser on behalf of the Fund. To the extent that Fund Asset Management, L.P. (the “Investment Adviser” or “FAM”) becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs. The investment objective of the Fund is based upon the belief that the pricing mechanism of the securities markets lacks perfect efficiency so that the prices of securities of troubled issuers are often depressed to a greater extent than warranted by the condition of the issuer and that, while investment in such securities involves a high degree of risk, such investments offer the opportunity for significant capital gains. Current income is not necessarily a factor in the selection of investments. The investment objective of the Fund described in this paragraph is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). Reference is made to “How the Fund Invests” and “Investment Risks ” in the Prospectus. The Fund is classified as a diversified fund under the Investment Company Act.

         Investment in securities of issuers in weak financial condition or experiencing poor operating results involves a high degree of financial and market risk that can result in substantial or at times even total losses. The Fund may invest in companies or institutions that have substantial capital needs or negative net worth, or that are involved in bankruptcy or reorganization proceedings. The Fund will also invest in companies whose earnings have been severely depressed by periods of unfavorable operating conditions. Among the problems involved in investments in troubled issuers is the fact that it frequently may be difficult to obtain information as to the condition of such issuers. The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value.

        The Fund expects to invest in securities of issuers that are encountering a variety of financial or earnings problems and representing distinct types of risk. The Fund’s investments in equity or fixed income securities of companies or institutions in weak financial condition may include issuers with substantial capital needs or negative net worth or issuers that are, have been or may become involved in bankruptcy or reorganization proceedings. Issuers experiencing poor operating results may include companies whose earnings have been severely depressed by periods of unfavorable operating conditions or which face special competitive or product obsolescence problems. Issuers with poor operating results will not necessarily be in weak financial condition.

        The Fund may invest in high yield bonds. High yield bonds, commonly referred to as “junk bonds,” are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer’s industry and in general economic conditions. High yield bonds frequently are junior obligations of their issuers, so that in the event of the issuer’s bankruptcy, claims of the holders of high yield bonds will be satisfied only after satisfaction of the claims of senior securityholders. In an effort to minimize the risk of issuer default or bankruptcy, the Fund diversifies its holdings among many issuers. However, there can be no assurance that diversification will protect the Fund from widespread defaults brought about by a sustained economic downturn. The Fund has no prescribed limit on the ratings of the high yield bonds in which it may invest. It is conceivable that a considerable portion of such bonds could be rated Caa, Ca or C by Moody’s Investors Service, Inc. or CCC, CC or C by Standard & Poor’s (“Standard & Poor ”). Such ratings indicate the presence of speculative elements with respect to the payment of principal or interest, or the imminent possibility or existence of a default.

        High yield bonds tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of high yield bonds than on higher-rated fixed-income securities. Like higher-rated fixed-income securities, high yield bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield bond market, which may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the Fund receives for its high yield bonds to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s securities than in the case of securities trading in a more liquid market.

        The Fund has established no rating criteria for the fixed income securities in which it may invest and such securities may not be rated at all for creditworthiness. The Fund may also invest in fixed income securities issued by states, municipalities, local governments and their agencies and authorities whose interest is exempt from Federal income taxes. The Fund has established no rating criteria for such fixed income securities. The prices of such tax-exempt securities may be depressed for a variety of financial or political reasons, such as concern as to the fiscal integrity of the issuer and pending litigation or legislation that may affect future revenues of the issuer. Although the Fund may receive tax-exempt income on such securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment by shareholders.

        The Investment Adviser is responsible for the management of the Fund’s portfolio and makes portfolio decisions based upon its own research analysis supplemented by research information provided by other sources. The basic orientation of the Fund’s investment policies is such that many of the portfolio securities may have less than favorable research ratings from research analysts. The Investment Adviser makes extensive use of investment research information provided by unaffiliated brokers and dealers and of the securities research and economic research facilities of Merrill Lynch. However, it may at times be difficult to obtain information with respect to the types of securities in which the Fund invests.

Risk Factors and Special Considerations

    Financial and Market Risks

        The Fund may invest in companies or institutions that have substantial capital needs or negative net worth or that are involved in bankruptcy or reorganization proceedings. The Fund may also invest in companies whose earnings have been severely depressed by periods of unfavorable operating conditions. Investments of this type involve a high degree of financial and market risks that can result in substantial or at times even total losses. Among the problems involved in investments in troubled issuers is the fact that it frequently may be difficult to obtain information as to the conditions of such issuers. The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value.

    Disposition of Portfolio Securities

        It is anticipated that many of the portfolio securities of the Fund may not be widely traded, and that the Fund’s position in such securities may be substantial in relation to the market for the securities. As a result, the Fund may experience time delays and incur costs and possible losses in connection with the sale of such securities. In addition, through service on creditors’ committees or in other special situations the Fund may gain access to information which would preclude it from trading in particular portfolio securities. Accordingly, it would under certain circumstances be difficult for the Fund to meet redemptions. The Fund may, when management deems it appropriate, maintain a reserve in liquid assets which it considers adequate to meet anticipated redemptions. In addition, the Fund will have limited authority to borrow amounts up to 20% of its total assets as a temporary measure to meet redemptions. The shares of the Fund may be redeemed at any time at their next determined net asset value. See “Redemption of Shares.” In light of the types of securities in which the Fund invests, the Fund is not an appropriate investment for investors seeking liquidity or short-term profits.

    Suitability

        The economic benefit from an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on securities involving a high degree of financial and market risks, the Fund should be considered as a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares of the Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks of investing in such speculative securities, including the risk of a loss of principal.

    Risks of Investing in Foreign Securities

        While there are no investment restrictions limiting investment in foreign securities, it is anticipated that the Fund will not invest more than 25% of its total assets in the securities of foreign issuers. The Fund may also invest in debt securities issued or guaranteed by foreign government entities, commonly known as “sovereign debt securities. ”

         Foreign Market Risk.    Since the Fund invests in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

         Foreign Economy Risk.    The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

         Currency Risk and Exchange Risk.     Securities in which the Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk, ” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

         European Economic and Monetary Union.     For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the “Maastricht Treaty”) set out a framework for the European Economic and Monetary Union (“EMU”) among the countries that comprise the European Union (“EU”). EMU established a single common European currency (the “euro ”) that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants on January 1, 1999. Certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are listed, traded, and make dividend and other payments only in euros.

        No assurance can be given that EMU will take full effect, that all the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants ’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country’s national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund’s investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversions may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

         Governmental Supervision and Regulation/Accounting Standards.     Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

         Certain Risks of Holding Fund Assets Outside the United States.     The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

         Settlement Risk.    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

        Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

         Sovereign Debt.    Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity ’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

        Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies available to a Fund and there can be no assurance a Fund will be able to collect on defaulted sovereign debt in whole or in part.

Other Investment Policies, Practices and Risk Factors

         Writing of Covered Call Options.    The Fund may from time to time write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. A call option is considered covered where the writer of the option owns the underlying securities. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, may give up the opportunity to profit from a price increase in the underlying security above the option exercise price. In addition, the Fund will not be able to sell the underlying security until the option expires, is exercised or the Fund effects a closing purchase transaction as described below. A closing purchase transaction cancels out the Fund ’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. If the option expires unexercised, the Fund realizes a gain in the amount of the premium received for the option which may be offset by a decline in the market price of the underlying security during the option period. The Fund may not write covered options on underlying securities exceeding 15% of the value of its total assets.

        Options referred to herein may be options issued by The Options Clearing Corporation (the “Clearing Corporation”) which are currently traded on the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange, the New York Stock Exchange (the “NYSE”) or the Midwest Stock Exchange. A call option gives the purchaser of an option the right to buy, and obligates the writer (seller) to sell, the underlying security at the exercise price during the option period. The option period normally ranges from three to nine months from the date the option is written. For writing an option, the Fund receives a premium, which is the price of such option on the exchange on which it is traded. The exercise price of the option may be below, equal to or above the current market value of the underlying security at the time the option is written.

        The writer may terminate its obligation prior to the expiration date of the option by executing a closing purchase transaction which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in ownership of an option. A closing purchase transaction ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received on the original option, in which case the Fund will have incurred a loss in the transaction. An option may be closed out only on an exchange which provides secondary market for an option of the same series and there is no assurance that a secondary market will exist for any particular option. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period.

         Over-the-counter Options.    The Fund may engage in transactions in options on securities on over-the-counter ( “OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk.

        Options traded in OTC markets, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

         Illiquid or Restricted Securities.    The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

        The Fund may invest in securities that are “restricted securities”. Restricted securities have contractual or legal restrictions on their resale and include “private placement” securities that the Fund may buy directly from the issuer. Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

        144A Securities.    Notwithstanding the above limitations on Illiquid or Restricted Securities, the Fund may purchase, without limitation, restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradeable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Board. The Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers may be uninterested in purchasing these securities.

         Securities Lending.    The Fund may lend securities from its portfolio to brokers, dealers and financial institutions with a value not exceeding 20% of its total assets. In return, the Fund receives collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities. Such loans will be terminable at any time. During the period of such a loan, the Fund receives the income on both the loaned securities and the collateral, which increases its yield. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finder’s, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

Investment Restrictions

        The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

         3.  Make investments for the purpose of exercising control or management. (The Fund may, however, from time to time have a controlling interest in a particular issuer, be part of a group holding a controlling interest, or serve on a creditor’s committee or otherwise participate in bankruptcy or reorganization proceedings).

         4.  Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         5.  Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

6. Issue senior securities to the extent such issuance would violate applicable law.

         7.  Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 [1] /3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

         8.  Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in selling portfolio securities.

         9.  Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund ’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

        Under the non-fundamental investment restrictions, the Fund may not:

         a.  Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

         b.  Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box. ”

         c.  Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law.

         d.  Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.

        The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund’s existing OTC covered call options exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option ’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund’s shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

        The Board of Directors may draft guidelines and delegate to the Investment Adviser the daily function of monitoring the liquidity of restricted securities, including Rule 144A securities. The Board will, however, maintain sufficient oversight and be ultimately responsible for the determinations. The Board has determined that securities that are freely tradable in their primary market overseas should be deemed liquid.

        Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions and Brokerage. ” Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Portfolio Turnover

         Portfolio Turnover.    Due to the fact that many of the securities in which the Fund invests are unlikely to show significant short-term appreciation, it is anticipated that the portfolio turnover rate ordinarily will be low as measured by traditional standards; however, there may be periods when the portfolio turnover rate will be relatively high. The Fund pays brokerage commissions in connection with purchases and sales of portfolio securities. A high rate of portfolio turnover results in correspondingly greater brokerage commission expenses and may result in increased capital gain dividends or in ordinary income dividends of accrued market discount. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sale or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and of all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

MANAGEMENT OF THE FUND

Directors and Officers

        The Directors of the Fund consist of seven individuals, five of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

         TERRY K. GLENN (59) — President and Director (1)(2) —  Executive Vice President of the Investment Adviser and Merrill Lynch Asset Management, L.P. (“MLAM”) (which terms as used herein include their corporate predecessors) since 1983; President of Princeton Funds Distributors, Inc. (“PFD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988.

         JOE GRILLS (64) — Director (2)(3) — P.O. Box 98, Rapidan, Virginia 22773. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ( “CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1993; Assistant Treasurer of International Business Machines Incorporated (“IBM ”) and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute since 1997; Director, Duke Management Company since 1992 and Vice Chairman since 1998; Director, LaSalle Street Fund since 1995; Director, Hotchkis and Wiley Mutual Funds since 1996; Director, Kimco Realty Corporation since January 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998.

         WALTER MINTZ (70) — Director (2)(3) — 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

        ROBERT S. SALOMON , JR . (63) — Director (2) — 106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser) since 1994; Trustee, Common Fund since 1980; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; Monthly columnist with Forbes magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.

         MELVIN R. SEIDEN (69) — Director (2)(3) — 780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

         STEPHEN B. SWENSRUD (66) — Director (2)(3) — 24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman of Fernwood Advisors (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975; Chairman of Manufacturing, RPP Corporation since 1978; Director of Telecommunications, International Mobile Communications, Inc. since 1998.

         ARTHUR ZEIKEL (67) — Director (1)(2) — 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Investment Adviser and MLAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ( “ML & Co.”) from 1990 to 1999.

         ROBERT C. DOLL (45) — Senior Vice President (1)(2) —  Senior Vice President of the Investment Adviser and MLAM since 1999; Senior Vice President of Princeton Services since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

         ROBERT J. MARTORELLI (42) — Senior Vice President (1)(2) —  First Vice President of MLAM since 1997; Vice President of MLAM from 1987 to 1997; Fund Analyst with MLAM from 1985 to 1987 and Portfolio Manager since 1987; Senior Security Analyst for First Investors Management Co., Inc. from 1983 to 1985; Senior Analyst for the National Association of Insurance Commissioners from 1981 to 1983.

         DONALD C. BURKE (39) — Vice President and Treasurer (1)(2)  — Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; First Vice President of the Investment Adviser from 1997 to 1999; Vice President of the Investment Adviser from 1990 to 1997; Director of Taxation of the Investment Adviser since 1990; Vice President of PFD since 1999.

         BARBARA G. FRASER (55) — Secretary (1)(2) — First Vice President of MLAM since 1996; Vice President MLAM from 1994 to 1996.

(1)	Interested person, as defined in the Investment Company Act, of the Fund.

(2)	Such Director or officer is a trustee, director or officer of certain other investment companies for which the Investment Adviser or MLAM acts as the investment adviser or manager.

(3)	Member of the Fund’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

        As of November 1, 1999, the Directors and officers of the Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director of the Fund, Mr. Glenn, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

Compensation of Directors

        The Fund pays each non-interested Director a fee of $2,000 per year plus $500 per Board meeting attended. The Fund also compensates each member of the Audit and Nominating Committee (the “Committee”), which consists of the non-interested Directors at a rate of $2,000 per year, plus $500 per Committee meeting attended. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

        The following table shows the compensation earned by the non-interested Directors for the fiscal year ended July 31, 1999 and the aggregate compensation paid to them from all registered investment companies advised by the Investment Adviser and its affiliate, MLAM ( “MLAM/FAM-advised funds”), for the calendar year ended December 31, 1998.

Name	Position with Fund	Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other MLAM/FAM- Advised Funds(1)
Joe Grills	Director	$15,000	None	None	$198,333
Walter Mintz	Director	$15,000	None	None	$178,583
Robert S. Salomon, Jr.	Director	$15,000	None	None	$178,583
Melvin R. Seiden	Director	$15,000	None	None	$178,583
Stephen B. Swensrud	Director	$15,000	None	None	$195,583

(1)
The directors serve on the boards of MLAM/FAM-advised funds as follows: Joe Grills (23 registered investment companies consisting of 55 portfolios), Walter Mintz (21 registered investment companies consisting of 42 portfolios), Robert S. Salomon, Jr. (21 registered investment companies consisting of 42 portfolios), Melvin R. Seiden (21 registered investment companies consisting of 42 portfolios), Stephen B. Swensrud (25 registered investment companies consisting of 58 portfolios).

         Directors of the Fund may purchase Class A shares of the Fund at net asset value. See “Purchase of Shares — Initial Sales Charge Alternatives — Class A and Class D Shares  — Reduced Initial Sales Charges —  Purchase Privilege of Certain Persons.”

Management and Advisory Arrangements

         Investment Advisory Services.    The Investment Adviser provides the Fund with investment advisory and management services. Subject to the supervision of the Directors, the Investment Adviser is responsible for the actual management of the Fund ’s portfolio and constantly reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

         Investment Advisory Fee.    The Fund has entered into a management agreement with the Investment Adviser (the “Investment Advisory Agreement”), pursuant to which the Investment Adviser receives for its services to the Fund monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. However, the Investment Adviser has voluntarily agreed to waive a portion of its advisory fee so that such fee is equal to 1.00% of average daily net assets not exceeding $500 million; 0.95% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.90% of average daily net assets in excess of $1 billion. This fee is higher than that of many other mutual funds, but the Fund believes it is justified by the high degree of care that must be given to the initial selection and continuous supervision of the types of securities in which the Fund invests. The table below sets forth information about the total management fees paid by the Fund to the Investment Adviser for the periods indicated.

Fiscal Year Ended July 31,	Investment Advisory Fee
1999	$5,392,315
1998	$7,181,685
1997	$7,150,934

        The Investment Adviser has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Fund. For the fiscal years ended July 31, 1999, 1998 and 1997, the Investment Adviser paid no fees to MLAM U.K. pursuant to this agreement.

         Payment of Fund Expenses.    The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of non-interested Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services on a semi-annual basis. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares —Distribution Plans.”

         Organization of the Investment Adviser.     The Investment Adviser is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

        The following entities may be considered “controlling persons” of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.’s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

         Duration and Termination.    Unless earlier terminated as described herein, the Investment Advisory Agreement and Sub-Advisory Agreement will continue in effect for a period of two years from the date of execution and will remain in effect from year to year if approved annually (a) by the Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the Fund.

         Transfer Agency Services.    Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

         Distribution Expenses.    The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreements”). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

        The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the “Codes”). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

        The Codes require that all employees of the Investment Adviser pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a “hot” initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading “blackout periods” which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

PURCHASE OF SHARES

         Reference is made to “How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

        The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs ”), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

         Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

        The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by FAM or MLAM. Funds advised by FAM or MLAM that utilize the Merrill Lynch Select Pricing SM System are referred to herein as “Select Pricing Funds. ”

        The Fund or the Distributor may suspend the continuous offering of the Fund ’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class A and Class D Shares

        Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

        The term “purchase,” as used in the prospectus and this statement of additional information in connection with an investment in class a and class d shares of the fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the investment company act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

    Eligible Class A Investors

        Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder account, including participants in the Merrill Lynch Blueprint SM Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM/FAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM/FAM-advised investment companies. Certain persons who acquired shares of certain MLAM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

    Class A and Class D Sales Charge Information

Class A Shares
For the Fiscal Year Ended July 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid To Merrill Lynch	CDSCs Received on Redemption of Load- Waived Shares
1999	$11,792	$1,013	$10,779	$ 0
1998	$25,889	$2,034	$23,855	$ 34,961
1997	$29,102	$2,131	$26,971	$ 0

Class D Shares
For the Fiscal Year Ended July 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid To Merrill Lynch	CDSCs Received on Redemption of Load- Waived Shares
1999	$10,563	$ 606	$ 9,957	$ 0
1998	$28,559	$1,809	$26,750	$ 0
1997	$66,255	$5,253	$61,002	$ 0

        The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

         Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

         Reinvested Dividends.    No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

        Right of Accumulation.    Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

         Letter of Intent.    Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

        The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

         Merrill Lynch Blueprint SM Program.    Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint SM Program (“Blueprint”). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 up to $5,000 at 3.25% plus $3, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus).In addition, Class A or Class D shares of the Fund are offered at net asset value plus a sales charge of .50% of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other Class A or Class D share investors.

        Class A and Class D shares are offered at net asset value to participants in Blueprint through the Merrill Lynch Directed IRA Rollover Program ( “IRA Rollover Program”) available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

        Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

         TMA SM Managed Trusts.    Class A shares are offered at net asset value to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

         Employee Access SM Accounts.    Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

         Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements.    Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

         Purchase Privilege of Certain Persons.     Directors of the Fund, members of the Boards of other MLAM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

        Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant’s previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

        Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated (“notice ”) if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

        Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

         Closed-End Fund Investment Option.     Class A shares of the Fund and certain other Select Pricing Funds (“Eligible Class A Shares”) are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds (“Eligible Class D Shares ”), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

        Shareholders of certain MLAM/FAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an “eligible fund”) must sell his or her shares of common stock of the eligible fund (the “eligible shares”) back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund’s prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

         Acquisition of Certain Investment Companies.     Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Deferred Sales Charge Alternatives — Class B and Class C Shares

         Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

        Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

        The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares —  Determination of Net Asset Value” below.

Contingent Deferred Sales Charges — Class B Shares

        Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

        The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0-1	4.0%
1-2	3.0%
2-3	2.0%
3-4	1.0%
4 and thereafter	None

        To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

        The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account (“IRA”) or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemptions of shares by certain eligible 401(a) and 401(k) plans. The CDSC may also be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC may also be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See “Shareholder Services  — Fee Based Programs” and “ —  Systematic Withdrawal Plan.”

         Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements.    Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

         Merrill Lynch Blueprint SM Program.    Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

         Conversion of Class B Shares to Class D Shares.     After approximately eight years (the “Conversion Period ”), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

        In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

        In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services —Fee-Based Programs. ”

        Class B shareholders of the Fund exercising the exchange privilege described under “Shareholder Services —Exchange Privilege” will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

        Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges — Class C Shares

        Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder ’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See “Shareholder Services —  Systematic Withdrawal Plan.” The Class C CDSC of the Fund and certain other MLAM/FAM-advised mutual funds may be waived with respect to Class C shares purchased by an investor with the net proceeds of a tender offer made by certain MLAM/FAM-advised closed end funds, including Merrill Lynch Senior Floating Rate Fund II, Inc. Such waiver is subject to the requirement that the tendered shares shall have been held by the investor for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed end fund.

    Class B and Class C Sales Charge Information

Class B Shares*
For the Fiscal Year Ended July 31,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
1999	$194,715	$194,715
1998	$244,931	$244,931
1997	$588,205	$588,205

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder ’s participation in certain fee-based programs.

Class C Shares
For the Fiscal Year Ended July 31,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
1999	$2,271	$2,271
1998	$2,715	$2,715
1997	$5,533	$5,533

        Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (“NASD”) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Distribution Plans

         Reference is made to “Fees and Expenses” in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

        The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pay the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

        The Distribution Plans for Class B and Class C shares each provides that the Fund also pay the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

        The Fund ’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

        Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a “fully allocated accrual” basis and quarterly on a “direct expense and revenue/cash” basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

        As of December 31, 1998, the fully allocated accrual revenues of the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded the fully allocated accrual expenses by approximately $1,321,000 (.58% of Class B net assets at that date). As of July 31, 1999, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $18,463,420 (9.27% of Class B net assets at that date). As of December 31, 1998, the fully allocated accrual expenses of the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated accrual revenues by approximately $112,000 (1.39% of Class C net assets at that date). As of July 31, 1999, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $373,847 (4.53% of Class C net assets at that date).

        For the fiscal year ended July 31, 1999, the Fund paid the Distributor $2,186,447 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $219.2 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended July 31, 1999, the Fund paid the Distributor $81,101 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $8.1 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended July 31, 1999, the Fund paid the Distributor $201,043 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $80.6 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

Limitations on the Payment of Deferred Sales Charges

        The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

        The following table sets forth comparative information as of July 31, 1999 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor’s voluntary maximum.

	Data Calculated as of July 31, 1999
	(in thousands)
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares for the period October 21, 1988 (commencement of operations) to July 31, 1999
Under NASD Rule as Adopted	$568,443	$35,204	$13,718	$48,922	$22,164	$26,758	$1,493
Under Distributor’s Voluntary Waiver	$568,443	$35,528	$ 2,842	$38,370	$22,164	$15,882	$1,493
Class C Shares, for the period October 21, 1994 (commencement of operations) to July 31, 1999
Under NASD Rule as Adopted	$ 22,365	$ 1,404	$ 458	$ 1,862	$ 440	$ 1,422	$ 62

(1)	Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)
Includes amounts attributable to exchanges from Summit Cash Reserves Fund ( “Summit”) which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4)
Consists of CDSC payments, distribution fee payments and accruals. See “What are the Fund’s fees and expenses?” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder’s participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA  SM ) Program (the “MFA Program”). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(5)
Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

REDEMPTION OF SHARES

         Reference is made to “How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

        The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

        The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the “NYSE”) is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

        The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by the Fund at such time.

Redemption

        A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

        At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days.

Repurchase

        The Fund also will repurchase Fund shares through a shareholder’s listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day’s closing price.

        The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

Reinstatement Privilege — Class A and Class D Shares

         Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor ’s Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES

Determination of Net Asset Value

         Reference is made to “How Shares are Priced” in the Prospectus.

        The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor are accrued daily.

        The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

         Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are stated at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

        The Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Determination of fair value in such instances will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

         Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value.

Computation of Offering Price Per Share

        An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund’s net assets and number of shares outstanding on July 31, 1999 is set forth below.

	Class A	Class B	Class C	Class D
Net Assets	$245,712,242	$199,131,368	$8,244,749	$84,479,226

Number of Shares Outstanding	17,918,461	15,251,431	637,362	6,177,712

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 13.71	$ 13.06	$ 12.94	$ 13.67
Sales Charge (for Class A and Class D shares: 5.25% of offering price; 5.54% of net asset value per share)*	.76	**	**	.76

Offering Price	$ 14.47	$ 13.06	$ 12.94	$ 14.43

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**
Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charges Alternatives  — Class B and Class C Shares” herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

        Subject to obtaining the best net results, brokers who provide supplemental investment research services to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Fund will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

        The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

         Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:

Fiscal Year Ended July 31	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch
1999	$1,741,171	$108,297
1998	$2,154,678	$ 16,710
1997	$2,610,331	$ 0

        For the fiscal year ended July 31, 1999, the brokerage commissions paid to Merrill Lynch represented 6.22% of the aggregate brokerage commissions paid and involved 4.58% of the Fund’s dollar amount of transactions involving payment of brokerage commissions.

        The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See “Investment Objective and Policies — Investment Restrictions.”

        Section 11(a) of the Exchange Act generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

        The Board of Directors of the Fund has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

        Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

        The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors and certain of these services are not available to investors who place orders through the Merrill Lynch Blueprint SM Program.

Investment Account

        Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder’s name may be opened automatically at the Transfer Agent.

        Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

         Shareholders may transfer their Fund shares from Merrill Lynch to another securities dealer that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

         Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

Exchange Privilege

        U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

         Exchanges of Class A and Class D Shares.     Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

         Exchanges of Class A or Class D shares outstanding ( “outstanding Class A or Class D shares”) for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit, (“new Class A or Class D shares”) are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

         Exchanges of Class B and Class C Shares.     Certain Select Pricing Funds with Class B or Class C shares outstanding (“outstanding Class B or Class C shares”) offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund ’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. (“Special Value Fund”) after having held the Fund’s Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by “tacking” the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

         Exchanges for Shares of a Money Market Fund.     Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

        Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

         Exchanges by Participants in the MFA Program.     The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be “tacked” to the holding period for the Class B or Class C shares originally held. The Fund’s exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

         Exercise of the Exchange Privilege.    To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

        Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND (1-(800)-637-3863).

Retirement and Education Savings Plans

         Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch may charge an initial establishment fee and an annual fee for each account. Information with respect to these plans is available on request from Merrill Lynch.

         Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and education savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

        A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund ’s Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investor’s bank account is required. Alternatively, an investor that maintains a CMA ® or CBA® Account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 for retirement accounts) or more through the CMA® or CBA® Automated Investment Program.

Automatic Dividend Reinvestment Plan

        Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as determined after the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

         Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

        A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

        At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder’s Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

        With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Purchase of Shares  — Deferred Sales Charge Alternatives —Class B and Class C Shares.” Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Consultant.

         Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

         Alternatively, a shareholder whose shares are held within a CMA ® or CBA® Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® or CBA® Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® or CBA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA® or CBA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES

Dividends

        The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to the Fund’s shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

        See “Shareholder Services — Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. A shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See “Pricing of Shares —  Determination of Net Asset Value.”

Taxes

        The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the “shareholders”). The Fund intends to distribute substantially all of such income.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

         Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund ’s ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

        No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder’s basis in the Class D shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

        If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

        A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

        Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Tax Treatment of Options Transactions

        The Fund may write covered call options with respect to securities that it holds in its portfolio and enter into closing transactions with respect to certain of such options. In general, unless an election is available to the Fund or an exception applies, such options that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

        Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s sales of securities and transactions in options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options contracts.

Special Rules for Certain Foreign Currency Transactions

        In general, gains from “foreign currencies” and from foreign currency options relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options will be valued for purposes of the RIC diversification requirements applicable to the Fund.

        Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than in taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not “regulated futures contracts” and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 9888 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder’s basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Ordinary income and capital gain dividends may also be subject to state and local taxes.

        Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

         Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE DATA

        From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

        Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

        The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund’s total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

        Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

	Class A Shares		Class B Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Redeemable Value of a hypothetical $1,000 investment at the end of the period	Expressed as a percentage based on a hypothetical $1,000 investment	Redeemable Value of a hypothetical $1,000 investment at the end of the period
	Average Annual Total Return
	(including maximum applicable sales charges)

One Year Ended July 31, 1999	17.63%	$ 1,176.30	18.97%	$1,189.70
Five Years Ended July 31, 1999	15.13%	$ 2,022.30	15.21%	$2,029.80
Ten Years Ended July 31, 1999	13.57%	$ 3,571.30	13.03%	$3,404.20

	Class A Shares		Class B Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Redeemable Value of a hypothetical $1,000 investment at the end of the period	Expressed as a percentage based on a hypothetical $1,000 investment	Redeemable Value of a hypothetical $1,000 investment at the end of the period

	Annual Total Return
	(excluding maximum applicable sales charges)

Year Ended July 31,
1999	24.15%	$ 1,241.50	22.97%	$1,229.70
1998	10.98%	$ 1,109.80	9.84%	$1,098.40
1997	29.78%	$ 1,297.80	28.48%	$1,284.80
1996	4.78%	$ 1,047.80	3.67%	$1,036.70
1995	13.91%	$ 1,139.10	12.83%	$1,128.30
1994	9.36%	$ 1,093.60	8.21%	$1,082.10
1993	28.96%	$ 1,289.60	27.66%	$1,276.60
1992	14.54%	$ 1,145.40	13.35%	$1,133.50
1991	10.35%	$ 1,103.50	9.14%	$1,091.40
1990	(0.93)%	$ 990.70	(1.86)%	$ 981.40

	Aggregate Total Return
	(including maximum applicable sales charges)
Inception (November 1, 1982) to July 31, 1999	1,131.51%	$12,315.10	—	—
Inception (October 21, 1988) to July 31, 1999	—	—	286.58%	$3,865.80

	Class C Shares		Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Redeemable Value of a hypothetical $1,000 investment at the end of the period	Expressed as a percentage based on a hypothetical $1,000 investment	Redeemable Value of a hypothetical $1,000 investment at the end of the period

	Average Annual Total Return
	(including maximum applicable sales charges)

One Year Ended July 31, 1999	21.95%	$1,219.50	17.37%	$1,173.70
Inception (October 21, 1994) to July 31, 1999	15.58%	$1,996.50	15.17%	$1,963.30

	Annual Total Return
	(excluding maximum applicable sales charges)

Year Ended July 31,
1999	22.95%	$1,229.50	23.87%	$1,238.70
1998	9.90%	$1,099.00	10.70%	$1,107.00
1997	28.39%	$1,283.90	29.44%	$1,294.40
1996	3.69%	$1,036.90	4.50%	$1,045.00
Inception (October 21, 1994) to July 31,
1995	10.99%	$1,109.90	11.72%	$1,117.20

	Aggregate Total Return (including maximum applicable sales charges)
Inception (October 21, 1994) to July 31, 1999	99.65%	$1,996.50	96.33%	$1,963.30

        In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares,” the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

        On occasion, the Fund may compare its performance to various indices including the Standard & Poor’s 500 Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ( “Morningstar”), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time, the Fund may include the Fund’s Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

        Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

GENERAL INFORMATION

Description of Shares

        The Fund was incorporated under Maryland law on April 15, 1982. It has an authorized capital of 300,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class C each consist of 50,000,000 shares, and Class B and Class D each consist of 100,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

         Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act of 1940 does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Generally under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Fund. Also, the by-laws of the Fund require that a special meeting of shareholders be held on the written request of at least 10% of the outstanding shares of the Fund entitled to vote at the meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share of Class A, Class B, Class C and Class D Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

Independent Auditors

        Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540 has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Custodian

        The Chase Manhattan Bank (the “Custodian”), Global Securities Services, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, acts as the custodian of the Fund’s assets. Under its contract with the Fund, the Custodian is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside of the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

         Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “How to Buy, Sell, Transfer and Exchange Shares — Through the Transfer Agent” in the Prospectus.

Legal Counsel

        Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

Reports to Shareholders

        The fiscal year of the Fund ends on July 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

Shareholder Inquiries

         Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

        The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

        Under a separate agreement, ML & Co. has granted the Fund the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

        To the knowledge of the Fund, the following persons or entities owned beneficially 5% or more of a class of the Fund’s shares as of November 1, 1999:

Name	Address	Percent and Class
Merrill Lynch Trust Company (1)		29% Class A

Merrill Lynch Trust Company	P.O. Box 30532	8.6% Class A
TTEE FBO AT&T Capital Corp	New Brunswick, NJ 08989
Retirement and Savings Plan
Att: Trust Administrator

Merrill Lynch Trust Company	P.O. Box 30532	5.2% Class A
Trustee FBO MLSIP	New Brunswick, NJ 08989
Investment Account
Att: Robert Arimenta Jr.

Merrill Lynch Trust Company		5.6% Class B

Merrill Lynch Trust Company		23% Class D

(1)	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

FINANCIAL STATEMENTS

        The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.
APPENDIX

DESCRIPTION OF LONG-TERM OBLIGATION RATINGS

Description of Long-Term Debt Ratings of Moody ’s Investors Service, Inc.:

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge ”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

Description of Long-Term Issue Credit Ratings of Standard & Poor’s (“S&P”):

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment is extremely strong.

AA	An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment is very strong.

A	An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor ’s capacity or willingness to meet its financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC	An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are continued.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics.
BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D	An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless
S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

        Plus (+) or minus (-): The ratings from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c	The letter c indicates that the holder’s option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

L	The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by as successor insured institution, upon maturity.

p	The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.

This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the rating is contingent upon S &P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R.	Not rated.

         Obligations of issuers outside the United States and its territories are rated on the same basis as domestic long-term and short-term issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

        Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA”, “A”, “BBB”, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

        Plus (+) or Minus (-): The ratings from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c	The letter c indicates that the holder’s option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

L
The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

p
The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the rating is contingent upon S &P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R.	Not rated.

         Obligations of issuers outside the United States and its territories are rated on the same basis as domestic long-term and short-term issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

        Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA”, “AA”, “A ”, “BBB”, commonly known as “Investment Grade ” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

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Code # 10242-11-99
PART C

ITEM 23.     Exhibits

Exhibit Number	Description
1(a)	— Articles of Incorporation of the Registrant, dated April 13, 1982.(a)
(b)	— Articles of Amendment to Articles of Incorporation of the Registrant, dated October 3, 1988.(a)
(c)	— Articles of Amendment to Articles of Incorporation of the Registrant, dated October 17, 1994.(a)
(d)	— Articles Supplementary to Articles of Incorporation of the Registrant, dated October 18, 1995.(f)
2	— By-Laws of the Registrant.(a)
3	— Portions of the Articles of Incorporation, and By-Laws of the Registrant defining the rights of shareholders of the Registrant.(b)
4(a)	— Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P.(a)
(b)	— Supplement to Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P.(d)
(c)	— Form of Sub-Advisory Agreement between Fund Asset Management, L.P. and Merrill Lynch Asset Management U.K. Limited.(h)
5(a)	— Form of Class A Shares Distribution Agreement between the Registrant and Merrill Lynch Funds
Distributor, a division of Princeton Funds Distributor, Inc. (the “Distributor”) (including Form of
Selected Dealers Agreement).(d)
(b)	— Form of Class B Shares Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers Agreement).(a)
(c)	— Form of Class C Shares Distribution Agreement between the Registrant and the Distributor, (including Form of Selected Dealers Agreement).(d)
(d)	— Form of Class D Shares Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers Agreement).(d)
(e)	— Letter Agreement between the Registrant and the Distributor with respect to the Merrill Lynch Mutual Fund Advisor Program.(c)
6	— None.
7	— Form of Custody Agreement between the Registrant and The Chase Manhattan Bank.(e)
8(a)	— Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(a)
(b)	— License Agreement Relating to Use of Name between the Registrant and Merrill Lynch & Co., Inc.(a)
9(a)	— Opinion of Brown & Wood LLP , counsel to the Registrant.(a)
(b)	— Consent of Brown & Wood LLP , counsel to the Registrant.(i)
10	— Consent of Deloitte & Touche LLP , independent auditors for the Registrant.
11	— None.
12	— None.
13(a)	— Amended and Restated Class B Distribution Plan of the Registrant.(c)
(b)	— Class C Distribution Plan and Class C Distribution Plan Sub-Agreement of the Registrant.(f)
(c)	— Class D Distribution Plan and Class D Distribution Plan Sub-Agreement of the Registrant.(f)
14	— None.
15	— Merrill Lynch Select Pricing SM System Plan pursuant to Rule 18f-3.(g)

(a)
Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 2-77068) (the “Registration Statement”) and refiled on November 28, 1995, as an exhibit to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement pursuant to Electronic Data Gathering, Analysis and Retrieval (“EDGAR ”) requirements.

(b)
Reference is made to Article III, Article V, Article VI (sections 2, 3, 4 and 5), Article VII, Article VIII and Article X of the Registrant’s Articles of Incorporation, previously filed as Exhibit (1), to the Registration Statement, and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII, Article XIV and Article XV of the Registrant’s By-Laws previously filed as Exhibit (2) to the Registration Statement.

(c)	Filed on November 24, 1993 as an Exhibit to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement.

(d)	Filed on October 11, 1994 as an exhibit to Post-Effective Amendment No. 14 to Registrant’s Registration Statement.

(e)	Filed on October 14, 1994 as an exhibit to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement.

(f)	Filed on November 28, 1995 as an exhibit to Post-Effective Amendment No. 16 to Registrant’s Registration Statement.

(g)
Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust filed on January 25, 1996.

(h)	Filed on November 27, 1996 as an exhibit to Post-Effective Amendment No. 17 to Registrant’s Registration Statement.

(i)	Filed on September 29, 1999 as an exhibit to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement.

Item 24.    Persons Controlled by or Under Common Control with Registrant

        Not applicable.

Item 25.     Indemnification

         Reference is made to Article VI of Registrant’s Articles of Incorporation, Article VI of Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

         Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeaseance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

        The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

        In Section 9 of the Class A and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

         Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only on receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient or the advance ultimately will be found entitled to indemnification.

Item 26.    Business and Other Connections of Investment Adviser

        Fund Asset Management, L.P. (“FAM” or the “Investment Adviser”), acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi- State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Insured Fund IV, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

         Merrill Lynch Asset Management, L.P. (“MLAM”), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

        The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, FAM, Princeton Services, Inc. (“Princeton Services ”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ( “PFD”) and of Merrill Lynch Funds Distributor (“MLFD ”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ( “Merrill Lynch”) and ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

        Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 1, 1997 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll, Giordano and Monagle are officers of one or more of such companies.

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLAM

Princeton Services	General Partner	General Partner of MLAM

Jeffrey M. Peek	President	President of MLAM; President and Director of Princeton Services; Executive Vice President of ML & Co.; Managing Director and Co-Head of the Investment Banking Division of Merrill Lynch in 1997

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
Terry K. Glenn	Executive Vice President	Executive Vice President of MLAM; Executive Vice President and Director of Princeton Services; President and Director of PFD; Director of FDS; President of Princeton Administrators

Gregory A. Bundy	Managing Director and Chief Operating Officer	Managing Director and Chief Operating Officer of
MLAM; Managing Director and Chief Operating Officer
of Princeton Services; Co-CEO of Merrill Lynch
Australia from 1997 to 1999; Managing Director of
Merrill Lynch from 1992 to 1996

Donald C. Burke	Senior Vice President, Treasurer and Director of Taxation	Senior Vice President and Treasurer of MLAM; Senior
Vice President and Treasurer of Princeton Services; Vice
President of PFD; First Vice President of the Investment
Adviser from1997 to 1999; Vice President of the
Investment Adviser from 1990 to 1997

Michael G. Clark	Senior Vice President	Senior Vice President of MLAM; Senior Vice President
of Princeton Services; Treasurer and Director of PFD;
First Vice President of the Investment Adviser from
1997 to 1999; Vice President of the Investment Adviser
from 1996 to 1997

Robert C. Doll	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Linda L. Federici	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services

Vincent R. Giordano	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services

Michael J. Hennewinkel	Senior Vice President, Secretary and General Counsel	Senior Vice President, Secretary and General Counsel of MLAM; Senior Vice President of Princeton Services

Philip L. Kirstein	Senior Vice President	Senior Vice President of MLAM; Senior Vice President, Secretary, General Counsel and Director of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services; Vice President of PFD

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Joseph T. Monagle, Jr.	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services

Brian A. Murdock	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services

Gregory D. Upah	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services

        Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch, Disciplined Equity Fund, Inc. Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

        Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1997, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn, Burke and Albert are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26.

Name	Positions with MLAM U.K.	Other Substantial Business, Profession, Vocation or Employment
Terry K. Glenn	Director and Chairman	Executive Vice President of MLAM and FAM; Executive Vice President and Director of Princeton Services; President and Director of PFD; President of Princeton Administrators

Alan J. Albert	Senior Managing Director	Vice President of MLAM

Nicholas C.D. Hall	Director	Director of Merrill Lynch Europe PLC.; General Counsel of Merrill Lynch International Private Banking Group

Donald C. Burke	Treasurer	Senior Vice President and
Treasurer of MLAM and FAM;
Director of Taxation of MLAM;
Senior Vice President and
Treasurer of Princeton Services;
Vice President of PFD; First Vice
President of MLAM from 1997 to
1999; Vice President of MLAM from 1990 to 1997

Carol Ann Langham	Company Secretary	None

Debra Anne Searle	Assistant Company Secretary	None

Item 27.    Principal Underwriters

        (a)  MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and MerrillLynch Senior Floating Rate Fund II, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

        (b)   Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

Name	Position(s) and Office(s) with PFD	Position(s) and Office(s) with Registrant
Terry K. Glenn	President and Director	President and Director

Michael G. Clark	Treasurer and Director	None

Thomas J. Verage	Director	None

Robert W. Crook	Senior Vice President	None

Michael J. Brady	Vice President	None

William M. Breen	Vice President	None

Donald C. Burke	Vice President	Vice President and Treasurer

James T. Fatseas	Vice President	None

Debra W. Landsman-Yaros	Vice President	None

Michelle T. Lau	Vice President	None

Salvatore Venezia	Vice President	None

William Wasel	Vice President	None

Robert Harris	Secretary	None

        (c)   Not applicable.

Item 28.    Location of Accounts and Records

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29.    Management Services

        Other than as set forth under the caption “Management of the Fund  — Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund —Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.     Undertakings.

Not applicable.

SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 24th day of November, 1999.

MERRILL LYNCH PHOENIX FUND , INC .
(Registrant)

/s/ DONALD C. BURKE
By:
(Donald C. Burke, Vice President and Treasurer)

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

TERRY K. GLENN * (Terry K. Glenn)	President and Director (Principal Executive Officer)

DONALD C. BURKE (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)	November 24, 1999

JOE GRILLS * (Joe Grills)	Director

WALTER MINTZ * (Walter Mintz)	Director

MELVIN R. SEIDEN * (Melvin R. Seiden)	Director

ROBERT S. SALOMON , JR .* (Robert S. Salomon, Jr.)	Director

STEPHEN B. SWENSRUD * (Stephen B. Swensrud)	Director

ARTHUR ZEIKEL * (Arthur Zeikel)	Director

/s/ DONALD C. BURKE *By: (Donald C. Burke, Attorney-in-Fact)		November 24, 1999

POWER OF ATTORNEY

         The undersigned, the Directors/Trustees and the officers of each of the registered investment companies listed below, hereby authorize Terry K. Glenn, Donald C. Burke and Joseph T. Monagle, Jr. or any of them, as attorney-in-fact, to sign on his behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch Adjustable Rate Securities Fund, Inc.; Apex Municipal Fund, Inc.; Merrill Lynch Asset Builder Program, Inc.; Corporate High Yield Fund, Inc.; Corporate High Yield Fund II, Inc.; Corporate High Yield Fund III, Inc.; Merrill Lynch Federal Securities Trust; Merrill Lynch Fundamental Growth Fund, Inc.; Income Opportunities Fund 1999, Inc.; Income Opportunities Fund 2000, Inc.: MuniHoldings Insured Fund II, Inc.; MuniHoldings Insured Fund III, Inc.; MuniInsured Fund, Inc.; MuniYield Insured Fund, Inc.; Merrill Lynch Phoenix Fund, Inc.; Merrill Lynch Real Estate Fund, Inc.; Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust and Summit Cash Reserves Fund of Financial Institution Series Trust.

Signature	Title	Date

/s/ TERRY K. GLENN (Terry K. Glenn)	President (Principal Executive Officer), Director and Trustee	April 13, 1999

/s/ DONALD C. BURKE (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)	April 13, 1999

/s/ JOE GRILLS (Joe Grills)	Director/Trustee	April 13, 1999

/s/ WALTER MINTZ (Walter Mintz)	Director/Trustee	April 13, 1999

/s/ ROBERT S. SALOMON , JR . (Robert S. Salomon, Jr.)	Director/Trustee	April 13, 1999

/s/ MELVIN R. SEIDEN (Melvin R. Seiden)	Director/Trustee	April 13, 1999

/s/ STEPHEN B. SWENSRUD (Stephen B. Swensrud)	Director/Trustee	April 13, 1999

/s/ ARTHUR ZEIKEL (Arthur Zeikel)	Director/Trustee	April 13, 1999
EXHIBIT INDEX

Exhibit Numbers	Description
10	—Consent of Deloitte & Touche LLP, independent auditors for the Registrant.